Trade and Other Receivables	12 Months Ended
Mar. 31, 2023
Receivables [Abstract]
Trade and Other Receivables

5.Trade and other receivables:

	March 31,	March 31,
	2023	2022
Trade receivables	$5,699,816	$6,987,865
Sales taxes receivable	981,594	497,824
Accrued and other receivables	825,923	47,985
Tax credits receivable	—	14,487
Grants and subsidies receivables	—	51,423
	$7,507,333	$7,599,584

No wage and rent subsidies related to the Canada Emergency Wage Subsidy (CEWS) and Canada Emergency Rent Subsidy (CERS) were recorded during the year ended March 31, 2023 (2022- $1,024,484 with $51,423 receivable as at March 31, 2022). For the year ended March 31, 2022, this has been recorded in cost of goods sold and selling, general and administrative expenses, against the related salary and rent expenses, in the amounts of $924,644 and $99,840 respectively.

The aging of trade receivable balances and the allowance for doubtful accounts as at March 31, 2023 and 2022 were as follows:

	March 31,	March 31,
	2023	2022
Current	$2,945,122	$4,898,533
Past due 0-30 days	3,229,269	909,643
Past due 31-120 days	415,201	423,836
Past due over 121 days	10,122,002	10,388,106
Trade receivables	16,711,594	16,620,118
Less expected credit loss	(11,011,778)	(9,632,253)
	$5,699,816	$6,987,865

The movement in expected credit loss in respect of trade receivables was as follows:

	March 31,	March 31,
	2023	2022
Balance, beginning of year	$9,632,253	$7,915,490
Bad debt expense	1,358,133	2,505,738
Foreign exchange loss	21,392	41,373
Recoveries collected	—	(830,348)
Balance, end of year	$11,011,778	$9,632,253

Credit risk is the risk of a loss if a customer or counterparty to a financial asset fails to meet its contractual obligations, and arises primarily from the Company’s trade receivables. The Company may also have credit risk relating to cash and cash equivalents and short-term investments, which are managed by dealing only with highly-rated Canadian institutions. The carrying amount of these financial assets, as disclosed in the consolidated statements of financial position, represents the Company’s credit exposure at the reporting date. The Company’s trade receivables and credit exposure fluctuate throughout the year. The Company’s average trade receivables and credit exposure during the year may be higher than the balance at the end of that reporting period.

As at March 31, 2023, four customer accounted for more than 10% of total trade receivables included in trade and other receivables, respectively representing 26.4%, 14.6%, 14.2% and 11.4% of those accounts. As at March 31, 2022, no customer accounted for more than 10% of total trade accounts included in trade and other receivables.

Most of the Company's customers are distributors for a given territory and are privately-held or publicly owned companies. The profile and credit quality of the Company’s customers vary significantly. Adverse changes in a customer’s financial position could cause the Company to limit or discontinue conducting business with that customer, require the Company to assume more credit risk relating to that customer’s future purchases or result in uncollectible accounts receivable from that customer. Such changes could have a material adverse effect on business, consolidated results of operations, financial condition and cash flows.

The Company’s extension of credit to customers involves judgment and is based on an evaluation of each customer’s financial condition and payment history.  From time to time, the Company will temporarily transact with customers on a prepayment basis where circumstances warrant. The Company’s credit controls and processes cannot eliminate credit risk.

During the year ended March 31, 2023, the Company transacted with a few new customers, for which financial positions deteriorated during the year. The Company has recorded specific provisions related to these customers.